Accrued Expenses and Other Current Liabilities (Details) - Schedule of accrued expenses and other current liabilities - USD ($)		Dec. 31, 2021	Dec. 31, 2020
Schedule of accrued expenses and other current liabilities [Abstract]
Customer security deposits	[1]	$ 889,199	$ 1,189,095
Payroll payable		404,928
Other payables		47,563	20,010
Total		$ 1,341,690	$ 1,209,105

[1]	A majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing, but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.